                                                                               .
                                                                               .
                                                                               .
                                                                      EXHIBIT 17


      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!



     VOTING BY TELEPHONE                       VOTING BY INTERNET                         VOTING BY MAIL
                                        Follow these six easy steps:              Follow these three easy steps:
Follow these four easy steps:           1. Read the accompanying Proxy            1. Read the accompanying Proxy
1. Read the accompanying Proxy             Statement and Proxy Card.                 Statement and Proxy Card.
   Statement and Proxy Card.            2. Go to the Web site                     2. Please mark, sign and date
2. Call the toll-free number               www.aiminvestments.com.                   your Proxy Card.
   1-888-221-0697.                      3. Click on the My Account tab.           3. Return the Proxy Card in the
3. Enter your Control Number listed     4. Click on the 2003 Proxy Information       postage-paid envelope provided or
   on the Proxy Card.                      link.                                     return it to Proxy Tabulator, P.O.
4. Follow the recorded instructions.    5. Follow the instructions provided.         Box 9123, Hingham, MA 02043-9723.
                                        6. Enter your Control Number listed on
                                           the Proxy Card.

   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

          -----------------------------------------------------------
                CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING.
                   EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                   ****CONTROL NUMBER: 999 999 999 999 99****
          -----------------------------------------------------------

        -- Please fold and detach card at perforation before mailing. --

PROXY CARD                                                            PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                                       OF

                             AIM GLOBAL ENERGY FUND

                      (A PORTFOLIO OF AIM INVESTMENT FUNDS)

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL AND "FOR" EACH NOMINEE.

                                        -- PROXY MUST BE SIGNED AND DATED BELOW.

                                        Dated                               2003
                                              ------------------------------

                                        ----------------------------------------
                                              Signature(s) (if held jointly)

                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         o Please fold and detach card at perforation before mailing. o

  -- PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. --
     PLEASE DO NOT USE FINE POINT PENS.

                                                                   PLEASE MARK
                                                               [X] VOTE AS IN
                                                                   THIS EXAMPLE.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                                                                                FOR       AGAINST     ABSTAIN
1.  To approve an Agreement and Plan of Reorganization under which all of the                   [ ]         [ ]         [ ]
    assets of AIM Global Energy Fund, an investment portfolio of AIM Investment
    Funds ("Trust"), will be transferred to INVESCO Energy Fund ("Buying Fund"), an investment portfolio of INVESCO Sector Funds, Inc. ("Buyer"), Buying Fund
    will assume the liabilities of AIM Global Energy Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of AIM Global Energy Fund and, in connection therewith, the sale of all of your AIM Global Energy Fund's assets and the termination of
    AIM Global Energy Fund as a designated series of Trust.
                                                                                                         WITHHOLD
                                                                                                FOR      AUTHORITY       FOR ALL
                                                                                                ALL   FOR ALL NOMINEES   EXCEPT
2.  To elect sixteen individuals to the Board of Trust, each of whom will serve                 [ ]         [ ]            [ ]
    until his or her successor is elected and qualified:

01  Bob R. Baker       05  Albert R. Dowden     09  Robert H. Graham    13  Ruth H. Quigley
02  Frank S. Bayley    06  Edward K. Dunn, Jr.  10  Gerald J. Lewis     14  Louis S. Sklar
03  James T. Bunch     07  Jack M. Fields       11  Prema Mathai-Davis  15  Larry Soll, Ph.D.
04  Bruce L. Crockett  08  Carl Frischling      12  Lewis F. Pennock    16  Mark H. Williamson

    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT"
    BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

    ----------------------------------------------------------------------------


     IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!


    VOTING BY TELEPHONE                           VOTING BY INTERNET                          VOTING BY MAIL
                                            Follow these six easy steps:              Follow these three easy steps:
Follow these four easy steps:               1. Read the accompanying Proxy            1. Read the accompanying Proxy
1. Read the accompanying Proxy                 Statement and Proxy Card.                 Statement and Proxy Card.
   Statement and Proxy Card.                2. Go to the Web site                     2. Please mark, sign and date
2. Call the toll-free number                   www.aiminvestments.com.                   your Proxy Card.
   1-888-221-0697.                          3. Click on the My Account tab.           3. Return the Proxy Card in the
3. Enter your Control Number listed         4. Click on the 2003 Proxy Information       postage-paid envelope provided or
   on the Proxy Card.                          link.                                     return it to Proxy Tabulator, P.O.
4. Follow the recorded instructions.        5. Follow the instructions provided.         Box 9123, Hingham, MA 02043-9723.
                                            6. Enter your Control Number listed on
                                               the Proxy Card.

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

           ----------------------------------------------------------
                CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING.
                   EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                   ****CONTROL NUMBER: 999 999 999 999 99****
           ----------------------------------------------------------

        -- Please fold and detach card at perforation before mailing. --


PROXY CARD                                                            PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                                       OF

                       AIM GLOBAL FINANCIAL SERVICES FUND

                      (A PORTFOLIO OF AIM INVESTMENT FUNDS)

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on October 21, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF EACH OTHER PROPOSAL AND "FOR" EACH NOMINEE.

                                        -- PROXY MUST BE SIGNED AND DATED BELOW.

                                        Dated                             2003
                                              ---------------------------


                                        ----------------------------------------
                                               Signature(s) (if held jointly)

                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         o Please fold and detach card at perforation before mailing. o

  -- PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. --
     PLEASE DO NOT USE FINE POINT PENS.


                                                                PLEASE MARK
                                                           [X]  VOTE AS IN
                                                                THIS EXAMPLE.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                                                                                   FOR       AGAINST        ABSTAIN
1.  To approve an Agreement and Plan of Reorganization under which all of the                      [ ]         [ ]            [ ]
    assets of AIM Global Financial Services Fund, an investment portfolio of AIM
    Investment Funds ("Trust"), will be transferred to INVESCO Financial
    Services Fund ("Buying Fund"), an investment portfolio of INVESCO Sector
    Funds, Inc. ("Buyer"), Buying Fund will assume the liabilities of AIM Global
    Financial Services Fund and Buyer will issue shares of each class of Buying
    Fund to shareholders of the corresponding class of shares of AIM Global
    Financial Services Fund and, in connection therewith, the sale of all of AIM
    Global Financial Services Fund's assets and the termination of AIM Global
    Financial Services Fund as a designated series of Trust.

                                                                                                            WITHHOLD
                                                                                                   FOR      AUTHORITY       FOR ALL
                                                                                                   ALL   FOR ALL NOMINEES   EXCEPT

2.  To elect sixteen individuals to the Board of Trust, each of whom will serve                    [ ]         [ ]            [ ]
    until his or her successor is elected and qualified:

01  Bob R. Baker       05  Albert R. Dowden     09  Robert H. Graham    13  Ruth H. Quigley
02  Frank S. Bayley    06  Edward K. Dunn, Jr.  10  Gerald J. Lewis     14  Louis S. Sklar
03  James T. Bunch     07  Jack M. Fields       11  Prema Mathai-Davis  15  Larry Soll, Ph.D.
04  Bruce L. Crockett  08  Carl Frischling      12  Lewis F. Pennock    16  Mark H. Williamson

    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT"
    BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

    ----------------------------------------------------------------------------


    IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!


         VOTING BY TELEPHONE                      VOTING BY INTERNET                          VOTING BY MAIL

Follow these four easy steps:            Follow these six easy steps:              Follow these three easy steps:
1. Read the accompanying Proxy           1. Read the accompanying Proxy            1. Read the accompanying Proxy
   Statement and Proxy Card.                Statement and Proxy Card.                 Statement and Proxy Card.
2. Call the toll-free number             2. Go to the Web site                     2. Please mark, sign and date
   1-888-221-0697.                          www.aiminvestments.com.                   your Proxy Card.
3. Enter your Control Number listed      3. Click on the My Account tab.           3. Return the Proxy Card in the
   on the Proxy Card.                    4. Click on the 2003 Proxy Information       postage-paid envelope provided or
4. Follow the recorded instructions.        link.                                     return it to Proxy Tabulator, P.O.
                                         5. Follow the instructions provided.         Box 9123, Hingham, MA 02043-9723.
                                         6. Enter your Control Number listed on
                                            the Proxy Card.

   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

            ---------------------------------------------------------
                CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING.
                   EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                   ****CONTROL NUMBER: 999 999 999 999 99****
            ---------------------------------------------------------

        -- Please fold and detach card at perforation before mailing. --


PROXY CARD                                                            PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                                       OF

                     AIM GLOBAL SCIENCE AND TECHNOLOGY FUND

                      (A PORTFOLIO OF AIM INVESTMENT FUNDS)

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL AND "FOR" EACH NOMINEE.

                                        -- PROXY MUST BE SIGNED AND DATED BELOW.

                                        Dated                               2003
                                              ------------------------------

                                        ----------------------------------------
                                        Signature(s) (if held jointly)
                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         o Please fold and detach card at perforation before mailing. o

-- PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. --
   PLEASE DO NOT USE FINE POINT PENS.

                                                                  PLEASE MARK
                                                           [X]    VOTE AS IN
                                                                  THIS EXAMPLE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                                                                                   FOR          AGAINST      ABSTAIN
1.   To approve an Agreement and Plan of Reorganization under which all of the                     [ ]            [ ]         [ ]
     assets of AIM Global Science and Technology Fund, an investment portfolio of AIM Investment Funds ("Trust"), will be transferred to INVESCO
     Technology Fund ("Buying Fund"), an investment portfolio of INVESCO Sector
     Funds, Inc. ("Company"), Buying Fund will assume the liabilities of AIM
     Global Science and Technology Fund and Company will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of AIM Global Science and Technology Fund and, in connection therewith, the sale of all of AIM Global Science and Technology Fund's assets and the termination of AIM Global Science and Technology Fund as a designated series of Trust.

2.   To elect sixteen individuals to the Board of Trust, each of whom will serve                                WITHHOLD
     until his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR          FOR ALL      FOR ALL
                                                                                                   ALL          NOMINEES     EXCEPT
01  Bob R. Baker        05  Albert R. Dowden      09  Robert H. Graham     13  Ruth H. Quigley     [ ]            [ ]         [ ]
02  Frank S. Bayley     06  Edward K. Dunn, Jr.   10  Gerald J. Lewis      14  Louis S. Sklar
03  James T. Bunch      07  Jack M. Fields        11  Prema Mathai-Davis   15  Larry Soll, Ph.D.
04  Bruce L. Crockett   08  Carl Frischling       12  Lewis F. Pennock     16  Mark H. Williamson

    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
    AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

    ---------------------------------------------------------------------------

    IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!



     VOTING BY TELEPHONE                     VOTING BY INTERNET                        VOTING BY MAIL
                                      Follow these six easy steps:             Follow these three easy steps:
Follow these four easy steps:         1. Read the accompanying Proxy           1. Read the accompanying Proxy
1. Read the accompanying Proxy           Statement and Proxy Card.                Statement and Proxy Card.
   Statement and Proxy Card.          2. Go to the Web site                    2. Please mark, sign and date
2. Call the toll-free number             www.aiminvestments.com.                  your Proxy Card.
   1-888-221-0697.                    3. Click on the My Account tab.          3. Return the Proxy Card in the
3. Enter your Control Number listed   4. Click on the 2003 Proxy Information      postage-paid envelope provided or
   on the Proxy Card.                    link.                                    return it to Proxy Tabulator, P.O.
4. Follow the recorded instructions.  5. Follow the instructions provided.        Box 9123, Hingham, MA 02043-9723.
                                      6. Enter your Control Number listed on
                                         the Proxy Card.

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

           -----------------------------------------------------------
                CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING.
                   EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                   ****CONTROL NUMBER: 999 999 999 999 99****
           -----------------------------------------------------------

        -- Please fold and detach card at perforation before mailing. --

PROXY CARD                                                            PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                                       OF

                           AIM GLOBAL UTILITIES FUNDS

                        (A PORTFOLIO OF AIM FUNDS GROUP)

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL AND "FOR" EACH NOMINEE.

                                        -- PROXY MUST BE SIGNED AND DATED BELOW.

                                        Dated                               2003
                                              ------------------------------

                                        ----------------------------------------
                                              Signature(s) (if held jointly)

                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         o Please fold and detach card at perforation before mailing. o

-- PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. --
   PLEASE DO NOT USE FINE POINT PENS.

                                                                   PLEASE MARK
                                                               [X] VOTE AS IN
                                                                   THIS EXAMPLE.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH THE PROPOSAL.

                                                                                                 FOR        AGAINST       ABSTAIN
1.  To approve an Agreement and Plan of Reorganization under which all of the                    [ ]          [ ]           [ ]
    assets of AIM Global Utilities Fund, an investment portfolio of AIM Funds
    Group ("Trust"), will be transferred to INVESCO Utilities Fund ("Buying
    Fund"), an investment portfolio of INVESCO Sector Funds, Inc. ("Buyer"),
    Buying Fund will assume the liabilities of AIM Global Utilities Fund and
    Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of AIM Global Utilities Fund and, in connection therewith, the sale of all of AIM Global Utilities Fund's assets and the termination of AIM Global Utilities Fund as a designated series of
    Trust.

2.  To elect sixteen individuals to the Board of Trust, each of whom will serve                            WITHHOLD
    until his or her successor is elected and qualified:                                         FOR       AUTHORITY      FOR ALL
                                                                                                 ALL   FOR ALL NOMINEES   EXCEPT
01  Bob R. Baker        05  Albert R. Dowden     09  Robert H. Graham    13  Ruth H. Quigley     [ ]          [ ]           [ ]
02  Frank S. Bayley     06  Edward K. Dunn, Jr.  10  Gerald J. Lewis     14  Louis S. Sklar
03  James T. Bunch      07  Jack M. Fields       11  Prema Mathai-Davis  15  Larry Soll, Ph.D.
04  Bruce L. Crockett   08  Carl Frischling      12  Lewis F. Pennock    16  Mark H. Williamson

    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT"
    BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

    ----------------------------------------------------------------------------

    IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!



        VOTING BY TELEPHONE                       VOTING BY INTERNET                       VOTING BY MAIL

Follow these four easy steps:          Follow these six easy steps:              Follow these three easy steps:
1. Read the accompanying Proxy         1. Read the accompanying Proxy            1. Read the accompanying Proxy
   Statement and Proxy Card.              Statement and Proxy Card.                 Statement and Proxy Card.
2. Call the toll-free number           2. Go to the Web site                     2. Please mark, sign and date
   1-888-221-0697.                        www.aiminvestments.com.                   your Proxy Card.
3. Enter your Control Number listed    3. Click on the My Account tab.           3. Return the Proxy Card in the
   on the Proxy Card.                  4. Click on the 2003 Proxy Information       postage-paid envelope provided or
4. Follow the recorded instructions.      link.                                     return it to Proxy Tabulator, P.O.
                                       5. Follow the instructions provided.         Box 9123, Hingham, MA 02043-9723.
                                       6. Enter your Control Number listed on
                                          the Proxy Card.

   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

            --------------------------------------------------------
                CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING.
                   EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                   ****CONTROL NUMBER: 999 999 999 999 99****
            --------------------------------------------------------

        -- Please fold and detach card at perforation before mailing. --


PROXY CARD                                                            PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                                       OF

                             AIM NEW TECHNOLOGY FUND

                        (A PORTFOLIO OF AIM FUNDS GROUP)

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL AND "FOR" EACH NOMINEE.

                                        -- PROXY MUST BE SIGNED AND DATED BELOW.

                                        Dated                               2003
                                              ------------------------------


                                        ----------------------------------------
                                             Signature(s) (if held jointly)


                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         o Please fold and detach card at perforation before mailing. o

-- PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. --
   PLEASE DO NOT USE FINE POINT PENS.

                                                                  PLEASE MARK
                                                           [X]    VOTE AS IN
                                                                  THIS EXAMPLE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                                                                                   FOR          AGAINST     ABSTAIN
1.  To approve an Agreement and Plan of Reorganization under which all of the                      [ ]            [ ]         [ ]
    assets of AIM New Technology Fund, an investment portfolio of AIM Funds
    Group ("Trust"), will be transferred to INVESCO Technology Fund ("Buying
    Fund"), an investment portfolio of INVESCO Sector Funds, Inc. ("Company"),
    Buying Fund will assume the liabilities of AIM New Technology Fund and
    Company will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of AIM New Technology Fund and, in connection therewith, the sale of all of AIM New Technology Fund's assets and the termination of AIM New Technology Fund as a designated series of
    Trust.
                                                                                                                WITHHOLD
                                                                                                               AUTHORITY
                                                                                                   FOR          FOR ALL      FOR ALL
                                                                                                   ALL          NOMINEES     EXCEPT
2.  To elect sixteen individuals to the Board of Trust, each of whom will serve                    [ ]            [ ]         [ ]
    until his or her successor is elected and qualified:

01  Bob R. Baker        05  Albert R. Dowden     09  Robert H. Graham    13  Ruth H. Quigley
02  Frank S. Bayley     06  Edward K. Dunn, Jr.  10  Gerald J. Lewis     14  Louis S. Sklar
03  James T. Bunch      07  Jack M. Fields       11  Prema Mathai-Davis  15  Larry Soll, Ph.D.
04  Bruce L. Crockett   08  Carl Frischling      12  Lewis F. Pennock    16  Mark H. Williamson

    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT"
    BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

    ----------------------------------------------------------------------------

    IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!


        VOTING BY TELEPHONE                     VOTING BY INTERNET                         VOTING BY MAIL

Follow these four easy steps:          Follow these six easy steps:              Follow these three easy steps:
1. Read the accompanying Proxy         1. Read the accompanying Proxy            1. Read the accompanying Proxy
   Statement and Proxy Card.              Statement and Proxy Card.                 Statement and Proxy Card.
2. Call the toll-free number           2. Go to the Web site                     2. Please mark, sign and date
   1-888-221-0697.                        www.aiminvestments.com.                   your Proxy Card.
3. Enter your Control Number listed    3. Click on the My Account tab.           3. Return the Proxy Card in the
   on the Proxy Card.                  4. Click on the 2003 Proxy Information       postage-paid envelope provided or
4. Follow the recorded instructions.      link.                                     return it to Proxy Tabulator, P.O.
                                       5. Follow the instructions provided.         Box 9123, Hingham, MA 02043-9723.
                                       6. Enter your Control Number listed on
                                          the Proxy Card.


    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

            --------------------------------------------------------
                CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING.
                   EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                   ****CONTROL NUMBER: 999 999 999 999 99****
            --------------------------------------------------------

        -- Please fold and detach card at perforation before mailing. --


PROXY CARD                                                            PROXY CARD
             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")
                                       OF

                         INVESCO TELECOMMUNICATIONS FUND

                   (A PORTFOLIO OF INVESCO SECTOR FUNDS, INC.)

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Bob R. Baker, Glen A. Payne and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL AND "FOR" EACH NOMINEE.

                                        -- PROXY MUST BE SIGNED AND DATED BELOW.

                                        Dated                               2003
                                              ------------------------------
                                        Signature(s) (if held jointly)
                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         o Please fold and detach card at perforation before mailing. o

-- PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. --
   PLEASE DO NOT USE FINE POINT PENS.

                                                                   PLEASE MARK
                                                            [X]    VOTE AS IN
                                                                   THIS EXAMPLE.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                                                                                   FOR          AGAINST     ABSTAIN
1.  To approve an Agreement and Plan of Reorganization under which all of the
    assets of INVESCO Telecommunications Fund, an investment portfolio of                          [ ]            [ ]         [ ]
    INVESCO Sector Funds, Inc. ("Company"), will be transferred to INVESCO
    Technology Fund ("Buying Fund"), another investment portfolio of Company,
    Buying Fund will assume the liabilities of INVESCO Telecommunications Fund and Company will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of INVESCO Telecommunications Fund.
                                                                                                                WITHHOLD
                                                                                                               AUTHORITY
                                                                                                   FOR          FOR ALL      FOR ALL
                                                                                                   ALL          NOMINEES     EXCEPT
2.  To elect sixteen individuals to the Board of Company, each of whom will                        [ ]            [ ]         [ ]
    serve until his or her successor is elected and qualified:

01  Bob R. Baker        05  Albert R. Dowden     09  Robert H. Graham    13  Ruth H. Quigley
02  Frank S. Bayley     06  Edward K. Dunn, Jr.  10  Gerald J. Lewis     14  Louis S. Sklar
03  James T. Bunch      07  Jack M. Fields       11  Prema Mathai-Davis  15  Larry Soll, Ph.D.
04  Bruce L. Crockett   08  Carl Frischling      12  Lewis F. Pennock    16  Mark H. Williamson

    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT"
    BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

    ---------------------------------------------------------------------------

                                                                                                   FOR          AGAINST     ABSTAIN
3.  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                       [ ]            [ ]         [ ]

4.  To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and                       [ ]            [ ]         [ ]
    INVESCO Institutional (N.A.), Inc.

5.  To approve an Agreement and Plan of Reorganization which provides for the                      [ ]            [ ]         [ ]
    redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation.

    IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.